Exhibit 10.2 CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN THIS EXHIBIT, “[***]” INDICATES WHERE SUCH INFORMATION HAS BEEN OMITTED. SYNTHETIC ROYALTY PURCHASE AGREEMENT BY AND BETWEEN DARÉ BIOSCIENCE, INC., AS THE SELLER, AND AND XOMA (US) LLC, AS THE BUYER DATED AS OF APRIL 29, 2024

Table of Contents Page -i- ARTICLE 1 DEFINED TERMS AND RULES OF CONSTRUCTION .................................................................. 1 Section 1.1 Definitions ................................................................................................................... 1 Section 1.2 Certain Interpretations ................................................................................................ 12 Section 1.3 Headings .................................................................................................................... 13 ARTICLE 2 PURCHASE, SALE AND ASSIGNMENT OF THE PURCHASED RECEIVABLES ...................... 13 Section 2.1 Closing; Purchase Price. ............................................................................................. 13 Section 2.2 Additional Contingent Purchase Price Payments ......................................................... 14 Section 2.3 No Assumed Obligations; Excluded Assets ................................................................. 14 Section 2.4 True Sale .................................................................................................................... 14 Section 2.5 Withholding ............................................................................................................... 15 ARTICLE 3 CLOSING ....................................................................................................................................... 15 Section 3.1 Closing; Payment of Purchase Price. ........................................................................... 15 Section 3.2 Bill of Sale ................................................................................................................. 15 Section 3.3 Bilateral Common Interest and Joint Privilege Agreement ........................................... 15 Section 3.4 Seller Form W-9 ......................................................................................................... 15 Section 3.5 Buyer Form W-9 ........................................................................................................ 15 Section 3.6 Legal Opinion ............................................................................................................ 15 Section 3.7 Closing Certificate ...................................................................................................... 16 Section 3.8 Data Room ................................................................................................................. 16 Section 3.9 Expenses .................................................................................................................... 16 ARTICLE 4 SELLER’S REPRESENTATIONS AND WARRANTIES ............................................................... 16 Section 4.1 Existence; Good Standing ........................................................................................... 16 Section 4.2 Authorization ............................................................................................................. 16 Section 4.3 Enforceability ............................................................................................................. 16 Section 4.4 No Conflicts ............................................................................................................... 16 Section 4.5 Consents .................................................................................................................... 16 Section 4.6 No Litigation .............................................................................................................. 16 Section 4.7 Compliance ................................................................................................................ 17 Section 4.8 License Agreement ..................................................................................................... 17 Section 4.9 Manufacturing; Supply ............................................................................................... 19 Section 4.10 No Liens or Indebtedness; Title to Revenue Participation Right ................................... 19 Section 4.11 Intellectual Property ................................................................................................... 20 Section 4.12 UCC Representation and Warranties ........................................................................... 20 Section 4.13 Brokers’ Fees ............................................................................................................. 20 Section 4.14 No Implied Representations and Warranties ................................................................ 20

Table of Contents (continued) Page -ii- ARTICLE 5 BUYER’S REPRESENTATIONS AND WARRANTIES ................................................................ 21 Section 5.1 Existence; Good Standing ........................................................................................... 21 Section 5.2 Authorization ............................................................................................................. 21 Section 5.3 Enforceability ............................................................................................................. 21 Section 5.4 No Conflicts ............................................................................................................... 21 Section 5.5 Consents .................................................................................................................... 21 Section 5.6 No Litigation .............................................................................................................. 21 Section 5.7 Financing ................................................................................................................... 21 Section 5.8 Brokers’ Fees ............................................................................................................. 21 ARTICLE 6 COVENANTS ........................................................................................................................ 22 Section 6.1 Disclosures ................................................................................................................. 22 Section 6.2 Payments; Royalty Reports ......................................................................................... 22 Section 6.3 Royalty Reductions .................................................................................................... 22 Section 6.4 Late Fee ..................................................................................................................... 22 Section 6.5 Reporting ................................................................................................................... 22 Section 6.6 Inspections and Audits of the Seller ............................................................................ 23 Section 6.7 In-Licenses ................................................................................................................. 23 Section 6.8 Out-Licenses .............................................................................................................. 23 Section 6.9 Seller Diligence. ......................................................................................................... 24 Section 6.10 No Impairment of the Revenue Participation Right; Secured Indebtedness. .................. 24 Section 6.11 Intellectual Property Matters ....................................................................................... 25 Section 6.12 Further Assurances ..................................................................................................... 25 Section 6.13 Tax Matters ................................................................................................................ 25 ARTICLE 7 CONFIDENTIALITY ..................................................................................................................... 26 Section 7.1 Confidentiality ........................................................................................................... 26 Section 7.2 Authorized Disclosure ................................................................................................ 26 Section 7.3 Termination of Confidentiality Agreement .................................................................. 27 ARTICLE 8 INDEMNIFICATION ..................................................................................................................... 27 Section 8.1 General Indemnity ...................................................................................................... 27 Section 8.2 Notice of Claims ........................................................................................................ 28 Section 8.3 Limitations on Liability .............................................................................................. 28 Section 8.4 Third Party Claims ..................................................................................................... 29 Section 8.5 Exclusive Remedy ...................................................................................................... 29 Section 8.6 Time Limitations ........................................................................................................ 29 Section 8.7 Tax Treatment for Indemnification Payments .............................................................. 29

Table of Contents (continued) Page -iii- ARTICLE 9 TERMINATION ............................................................................................................................. 30 Section 9.1 Grounds for Termination ............................................................................................ 30 Section 9.2 Automatic Termination ............................................................................................... 30 Section 9.3 Survival...................................................................................................................... 30 ARTICLE 10 MISCELLANEOUS ...................................................................................................................... 30 Section 10.1 Notices ....................................................................................................................... 30 Section 10.2 Expenses .................................................................................................................... 31 Section 10.3 Assignment ................................................................................................................ 31 Section 10.4 Amendment and Waiver ............................................................................................. 32 Section 10.5 Entire Agreement ....................................................................................................... 32 Section 10.6 No Third Party Beneficiaries....................................................................................... 32 Section 10.7 Governing Law .......................................................................................................... 32 Section 10.8 JURISDICTION; VENUE .......................................................................................... 32 Section 10.9 Severability ................................................................................................................ 33 Section 10.10 Specific Performance .................................................................................................. 33 Section 10.11 Counterparts ............................................................................................................... 33 Section 10.12 Relationships of the Parties ......................................................................................... 33 Index of Exhibits Exhibit A: Wire Transfer Instructions Exhibit B: Form of Bill of Sale Exhibit C: Form of Bilateral Common Interest and Joint Privilege Agreement Exhibit D: Form of Legal Opinion

SYNTHETIC ROYALTY PURCHASE AGREEMENT This SYNTHETIC ROYALTY PURCHASE AGREEMENT, dated as of April 29, 2024 (this “Agreement”), is made and entered into by and between Daré Bioscience, Inc., a Delaware corporation (the “Seller”) and XOMA (US) LLC, a Delaware limited liability company (the “Buyer”). Unless otherwise defined in this Agreement, capitalized terms have the meanings ascribed to them in Section 1.1 below. RECITALS: WHEREAS, the Seller is in the business of, among other things, developing and commercializing the Products; and WHEREAS, the Buyer desires to purchase the Revenue Participation Right from the Seller, and the Seller desires to sell the Revenue Participation Right to the Buyer. NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows: ARTICLE 1 DEFINED TERMS AND RULES OF CONSTRUCTION Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings: “Affiliate” means, with respect to any particular Person, any other Person directly or indirectly, and whether by contract or otherwise, controlling, controlled by or under common control with such Person. For purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise. “Aggregate Purchased Receivables” has the meaning set forth in Section 1.1 of the Traditional Royalty Purchase Agreement. “Aggregate Revenue Participation Right” means the Revenue Participation Right and any amounts received by the Buyer under any traditional royalty purchase agreement(s) entered into in accordance with Section 6.8(c)(ii) and/or Section 6.8(e)(ii) of this Agreement. “Agreement” is defined in the preamble. “Back-Up Security Interest” is defined in Section 2.4. “Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally. “Bayer” means Bayer HealthCare LLC. “Bayer Agreement” means that certain License Agreement dated January 10, 2020 between Bayer and the Seller. “Bayer Traditional Royalty Purchase Agreement” is defined in Section 6.8(c).

2 “Bilateral Common Interest and Joint Privilege Agreement” means that certain common interest and joint privilege agreement, dated as of the Closing Date, executed by the Seller and the Buyer, substantially in the form attached hereto as Exhibit C. “Bill of Sale” is defined in Section 3.2. “Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in San Francisco, California are permitted or required by applicable law or regulation to remain closed. “Buyer” is defined in the preamble. “Buyer Indemnified Parties” is defined in Section 8.1(a). “Buyer Transaction Expenses” is defined in Section 10.2. “Calendar Quarter” means, for the calendar quarter in which the Closing occurs, the period beginning on the first day of such calendar quarter and ending on the last day of such calendar quarter and, thereafter, each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30, and December 31; provided that the final Calendar Quarter of this Agreement shall end on the effective date of expiration or termination of this Agreement. “Calendar Year” means, for the calendar year in which the Closing occurs, the period beginning on the Closing Date and ending on the last day of such calendar year and, thereafter, each successive period of twelve (12) consecutive months ending on December 31; provided that the final Calendar Year of this Agreement shall end on the effective date of expiration or termination of this Agreement. “Change of Control” means the occurrence of any one or more of the following: (a) the acquisition, whether directly, indirectly, beneficially or of record, whether by merger, scheme of arrangement, consolidation, sale or other transfer of securities in a single transaction or series of related transactions, by any Person of any voting securities of the Seller, or if the percentage ownership of any Person in the voting securities of the Seller is increased through stock redemption, cancellation, or other recapitalization, and immediately after such acquisition or increase such Person is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then outstanding voting securities of the Seller; (b) a merger, scheme of arrangement, consolidation, recapitalization, or reorganization of the Seller is consummated that would result in shareholders or equity holders of the Seller immediately prior to such transaction that did not own more than fifty percent (50%) of the outstanding voting securities of the Seller immediately prior to such transaction, owning more than fifty percent (50%) of the outstanding voting securities of the surviving entity (or its parent entity) immediately following such transaction; and (c) the sale, transfer, or other disposition, in a single transaction or series of related transactions, by the Seller or any Subsidiary of the Seller of all or substantially all the assets of the Seller and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more Subsidiaries of the Seller if substantially all of the assets of the Seller and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, transfer or other disposition is to an Affiliate of the Seller. “Clinical, Commercial and CMC Quarterly Update” is defined in Section 6.5(a)(i). “Clinical Trial” means a clinical research study involving patients or healthy volunteers (together referred to as research participants) intended to support the Marketing Approval or Commercialization of a Product. “Clinical Trial and Manufacturing Activities Fee” is defined in Section 1.4 of the Bayer Agreement. “Clinical Updates” means (a) a summary of any material updates with respect to the Clinical Trials, including the number of research participants currently enrolled in each such Clinical Trial, the number of sites participating in each such Clinical Trial, the material progress of each such Clinical Trial, any material

3 modifications to each such Clinical Trial, any adverse events in the Clinical Trials, (b) written plans to start new Clinical Trials, and (c) investigator brochures for each Clinical Trial. “Closing” is defined in Section 3.1. “Closing Date” means the date on which the Closing occurs pursuant to Section 3.1. “CMC” means chemistry, manufacturing and controls with respect to a Product. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Combination Product” means: (a) a single pharmaceutical formulation (whether co-formulated or administered together via the same administration route) containing as its active ingredients both a Product and one or more other therapeutically or prophylactically active pharmaceutical or biologic ingredients (each an “Other Component”), or (b) a combination therapy comprised of a Product and one or more Other Component(s), whether priced and sold in a single package containing such multiple products, packaged separately but sold together for a single price, or sold under separate price points but labeled for use together, in each case, including all dosage forms, formulations, presentations, and package configurations. Drug delivery vehicles, adjuvants and excipients will not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant or excipient is recognized by the FDA as an active ingredient in accordance with 21 C.F.R. § 210.3(b)(7). All references to Products in this Agreement shall be deemed to include Combination Products. “Commercial Updates” means a summary of material updates with respect to the Seller’s and its Affiliates’ and, to the extent of the Knowledge of the Seller, any Licensee’s sales and marketing activities and, if material, commercial manufacturing matters with respect to a Product. “Commercialization” means any and all activities directed to the distribution, marketing, detailing, promotion, selling, offering to sell, and securing of reimbursement of a Product (including the using, importing, selling and offering for sale of such Product), and shall include post-Marketing Approval studies to the extent required by a Regulatory Authority, post-launch marketing, promoting, detailing, distributing, and selling such Product, importing, exporting or transporting such Product for sale, and regulatory compliance with respect to the foregoing. Except with respect to post-Marketing Approval studies required by a Regulatory Authority, Commercialization shall not include any activities directed to the research or Development (including pre-clinical and clinical Development) or manufacture of a Product. “Commercialize” has a correlative meaning. “Commercialization Condition” is defined in Section 1.6 of the Bayer Agreement. “Commercially Reasonable Efforts” means the level of efforts and resources (measured as of the time that such efforts and resources are required to be used under this Agreement) that are commonly used by a biotechnology company of similar size and resources to the Seller to Exploit, as the case may be, a comparable product for a comparable clinical indication (with respect to market size and commercial opportunity) at a similar stage in its Development or product life and of a similar market and potential to the Product, taking into account all relevant factors with respect to safety, efficacy, product labeling or anticipated labeling, pre-clinical and regulatory developments, past performance of such Product, pricing considerations, the profit and commercial potential of the Product, medical and clinical considerations, the extent of intellectual property and regulatory exclusivity relating to such Product, the present and future regulatory environment, the likelihood of Marketing Approval, and competitive market conditions, and other material relevant factors, but without regard to the Seller’s financial obligations under this Agreement or any other biopharmaceutical product or product candidate owned or controlled by the Seller or its

4 Affiliates, in each case, measured by the facts and circumstances as of the time that such efforts and resources are required to be used under this Agreement. “Confidential Information” is defined in Section 7.1. “Contingent Purchase Price Payment(s)” is defined in Section 2.2. “Customary Intercreditor Agreement” means, with respect to any Indebtedness or Liens referred to in Section 6.10(a), a customary intercreditor agreement between the Buyer and the applicable Secured Debt Provider (a) providing that: (i) such Secured Debt Provider shall not, directly or indirectly, contest or challenge, or support any Person in contesting or challenging, the true sale characterization of the sale of the Revenue Participation Rights to the Buyer or the Buyer’s rights with respect to the True Sale Filing or the Back-Up Security Interest; (ii)(A)(x) the Buyer’s Liens on the Revenue Participation Right, the Royalty Payments, and the Purchased Daré Clinical Fees shall be first priority and senior to any Liens on such assets held by such Secured Debt Provider or (y) the Buyer will be granted Liens on all Net Sales of the Products that rank pari passu with such Secured Debt Provider’s Liens on all Net Sales of the Products, with Buyer and Secured Debt Provider being entitled to their pro rata portion of any proceeds of such Liens, and (B) subject to clause (A), the Buyer’s Liens in the Product Collateral shall be at least pari passu to any Liens held by such Secured Debt Provider in the Product Collateral; (iii) such Secured Debt Provider may have a first right of enforcement on Liens on the Product Collateral only if such right expires after a customary standstill period; (iv) if such Secured Debt Provider, in the course of exercising its enforcement rights or in any insolvency proceeding, sells or otherwise transfers any Product Rights, (A) such Product Rights shall be transferred subject to the rights of the Buyer with respect to the Revenue Participation Right, the Royalty Payments, the Purchased Daré Clinical Fees, and other amounts payable to the Buyer under this Agreement on terms materially consistent with this Agreement (including the provision of the same or equivalent Liens provided hereunder) or (B) Buyer’s Liens will attach to the proceeds (as such term is defined in the UCC) of the sale of such Product Rights, to the same extent, validity and priority as provided in this Agreement; (v) there shall be no express restriction on the Seller’s ability to make payments to the Buyer when due pursuant to the terms of this Agreement; and (vi) such Secured Debt Provider shall be permitted to enforce its rights and remedies as a secured creditor (to the extent such enforcement is consistent with this clause (a) and clause (b) below), and the Buyer shall not directly or indirectly, contest or challenge, or support any Person in contesting or challenging, such enforcement; and (b) including any other provisions reasonably satisfactory to such Secured Debt Provider and the Buyer consistent with clause (a) above. “Daré Clinical Fees” means, provided that the Commercialization Condition is satisfied in accordance with Section 1.6 of the Bayer Agreement, (i) any and all payments or amounts payable to the Seller in respect of the Clinical Trial and Manufacturing Activities Fee under Section 2.2 of the Bayer Agreement, if any, (ii) any and all payments or amounts payable to the Seller under the Bayer Agreement in lieu of such payments described in the foregoing clause (i), (iii) any and all payments or amounts payable to the Seller under Section 14.1 of the Bayer Agreement (solely to the extent such payments or amounts are attributable to payments or amounts due to the Seller in respect of the Clinical Trial and Manufacturing Activities Fee under Section 2.2 of the Bayer Agreement), and (iv) any and all interest payments or amounts payable to the Seller under Section 9.5.5 of the Bayer Agreement assessed on any payments or amounts described in the foregoing clauses (i) through (iii). “Data Room” is defined in Section 3.8. “Development” means all development activities for a Product (whether alone or for use together, or in combination, with another active agent or drug as a Combination Product) that are directed to obtaining Marketing Approval(s) of such product and lifecycle management of such product in any country in the world, including all research, non-clinical, preclinical, and clinical testing and studies; toxicology, pharmacokinetic, and pharmacological studies; statistical analyses; assay development; CMC and batch manufacturing; protocol design and development; medical affairs activities; the preparation, filing, and prosecution of any NDA; development activities directed to label expansion or obtaining Marketing Approval for one or more additional indications following initial Marketing Approval; and development activities conducted after receipt of Marketing Approval. “Develop” has a correlative meaning. “Disclosing Party” is defined in Section 7.1.

5 “Disclosure Schedule” means the Disclosure Schedule, dated as of the date hereof, delivered to the Buyer by the Seller concurrently with the execution of this Agreement. “Distributor” means a Third Party that (a) purchases or has the option to purchase any Product in finished form from or at the direction of the Seller or any of its Affiliates, (b) has the right, option or obligation to distribute, market and sell such Product (with or without packaging rights) in one or more regions, and (c) does not otherwise make any royalty, milestone, profit share or other similar payment to the Seller or its Affiliate based on such Third Party’s sale of the Product. The term “packaging rights” in this definition will mean the right for the Distributor to package or have packaged Product supplied in unpackaged bulk form into individual ready-for-sale packs. “EMA” means the European Medicines Agency, or any successor agency thereto in the EU. “European Union” or “EU” means the economic, scientific, and political organization of member states of the European Union as it may be constituted from time to time. “Excluded Collateral” means, each of (a) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed), (b) SILDENAFIL Know-How Rights (other than any SILDENAFIL Know-How Rights that also comprise any OVAPRENE Know-How Rights), (c) deposit accounts or securities accounts (but not the proceeds of Products (including all inventory of the Products) to the extent deposited therein), and (d) any permit, license or agreement, excluding in each case any In-License, Out-License, or Manufacturing Agreement, entered into by the Seller or any of its Affiliates (i) to the extent that any such permit, license or agreement or any law applicable thereto prohibits the creation of a Lien thereon, but only to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other applicable law, or (ii) to the extent that the creation of a Lien in favor of the Buyer would result in a breach or termination pursuant to the terms of or a default under any such permit, license, or agreement (other than to the extent that any such term would be rendered ineffective pursuant to the Sections 9-406, 9-407, 9- 408, or 9-409 of the UCC or any other applicable law (including the Bankruptcy Laws) or principles of equity). “Existing Confidentiality Agreement” is defined in Section 7.3. “Existing In-License” is defined in Section 4.8(a)(i). “Existing Out-License” is defined in Section 4.8(b)(i). “Existing Patent Rights” is defined in Section 4.11(a). “Exploitation” means Development, manufacture, use, or Commercialization of a Product. “Exploit” has a correlative meaning. “FD&C Act” or the “Act” means the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and its implementing regulations. “FDA” means the U.S. Food and Drug Administration, or a successor federal agency thereto in the United States. “First Commercial Sale” means, with respect to a Product, the first sale for use or consumption by an end- user of such Product in any country of the world after Marketing Approval of such Product has been granted in such country, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country. “Fundamental Representations” is defined in Section 8.6. “GAAP” means generally accepted accounting principles in the United States in effect from time to time. “Generic Product” means, with respect to a Product, any pharmaceutical or biological product that (i) is distributed by a Third Party under a Marketing Approval granted by a Regulatory Authority in reliance, in whole or in part, on the prior approval (or on safety or efficacy data submitted in support of the prior approval) of such Product, including any product authorized for sale (a) in the U.S. pursuant to Section 505(b)(2) or Section 505(j) of

6 the Act (21 U.S.C. 355(b)(2) and 21 U.S.C. 355(j), respectively), (b) in the EU pursuant to a provision of Articles 10, 10a or 10b of Parliament and Council Directive 2001/83/EC as amended (including an application under Article 6.1 of Parliament and Council Regulation (EC) No 726/2004 that relies for its content on any such provision), or (c) in any other country or jurisdiction pursuant to all equivalents of such provisions, or (ii) has received Marketing Approval for the same indication as a Product as a “generic drug”, “generic medicinal product”, “bioequivalent” “biosimilar” or similar designation of interchangeability by the applicable Regulatory Authority with that Product. [***]. “Governmental Entity” means any: (i) nation, principality, republic, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or other entity and any court, arbitrator or other tribunal); (iv) multi-national organization or body; or (v) individual, body or other entity exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature. “Gross Sales” is defined in the definition of “Net Sales”. “Improvements” means any improvement, invention or discovery relating to a Product (other than with respect to a new composition of matter), including the formulation, or the method of manufacture of a Product. “In-License” means any license, settlement agreement or other agreement or arrangement between the Seller or any of its Affiliates and any Third Party pursuant to which the Seller or any of its Affiliates obtains a license or a covenant not to sue or similar grant of rights to any Patents or other intellectual property rights of such Third Party that is necessary for, or actually used in, the Exploitation of a Product. Without limitation, the term In- License includes any Existing In-Licenses, if applicable. “Indebtedness” of any Person means any indebtedness for borrowed money, any obligation evidenced by a note, bond, debenture or similar instrument, or any guarantee of any of the foregoing. “Indemnified Party” is defined in Section 8.2. “Indemnifying Party” is defined in Section 8.2. “Intellectual Property Rights” means any and all of the following as they exist throughout the world at any time: (a) the Patent Rights and (b) the Know-How Rights. “Intellectual Property Updates” means an updated list of the Patent Rights, including any new Patents issued or filed, amended or supplemented, relating to a Product in any country or any abandonments or other termination of prosecution with respect to any of the Patent Rights, and any other material information or material developments with respect to the Intellectual Property Rights. “Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature. “Know-How” means any and all proprietary or confidential information, know-how and trade secrets, including processes, formulae, models and techniques (but excluding rights in research in progress, algorithms, databases, data collections, and chemical and biological materials). “Know-How Rights” means any and all Know-How owned or in-licensed by the Seller or any of its Affiliates or under which the Seller or any of its Affiliates is or may become empowered to grant licenses, in each case, that is necessary or reasonably useful for the Exploitation of a Product. “Knowledge of the Seller” means the actual knowledge of [***].

7 “Licensee” means a Third Party to whom the Seller or any Affiliate of the Seller has granted a license or sublicense to Commercialize a Product. For clarity, a Distributor shall not be deemed to be a “Licensee.” “Lien” means any mortgage, lien, pledge, charge, adverse claim, security interest, encumbrance or restriction of any kind, including any restriction on use, transfer or exercise of any other attribute of ownership of any kind. “Loss” means any and all Judgments, damages, losses, claims, costs, liabilities and expenses, including reasonable fees and out-of-pocket expenses of counsel. “Losses Cap” means, as of the date on which any claim for Losses is made under this Agreement, the amount that results in the Buyer (together with its assignees) receiving aggregate payments in respect of the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right equal to [***]. “Major Market” means the United States. “Manufacturing Agreement” means any agreement or arrangement between the Seller or any of its Affiliates and any Third Party pursuant to which a party to such agreement or arrangement is involved in any activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of any Product or any intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. “Marketing Approval” means, an NDA approved by the FDA, a Marketing Authorization Application approved by the EMA under the centralized European procedure, or any corresponding non-U.S. or non-EMA application, registration or certification, necessary to market a Product approved by the corresponding Regulatory Authority, including pricing and reimbursement approvals where required. “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any provision of this Agreement, (ii) a material adverse effect on the ability of the Seller to perform any of its obligations hereunder, (iii) a material adverse effect on the rights or remedies of the Buyer hereunder (to the extent not waived or otherwise consented to by the Buyer pursuant to the terms of this Agreement), (iv) a material adverse effect on any of the Patent Rights or OVAPRENE Know-How Rights, including the rights of the Seller in or to such Patent Rights or OVAPRENE Know-How Rights, (v) a material adverse effect on a Product, (vi) a material adverse effect on any Marketing Approval of a Product or the timing thereof, (vii) a material adverse effect on the business of the Seller or its Affiliates, or (vii) [***]. “NDA” means (a) a New Drug Application submitted to the FDA in the United States in accordance with the FD&C Act with respect to a pharmaceutical product or (b) any analogous application or submission with any Regulatory Authority outside of the United States, including a Marketing Authorization Application. “Net Sales” means, with respect to each Product, the gross amount invoiced, billed or otherwise recorded for sales of such Product anywhere in the world by or on behalf of the Seller, its Affiliates, or any Licensee of the Seller or any of the Seller’s Affiliates (each of the foregoing Persons, for purposes of this definition, shall be considered a “Related Party”) to a Third Party (including any Distributor) in an arms-length transaction (“Gross Sales”) less the following amounts, [***]. “Net Sales” will include all damages recovered by the Seller or any of its Affiliates from a Third Party under Section 6.11(d)(iii). “Net Sales” shall be consistent with the meaning ascribed to “net sales” for GAAP, provided that, notwithstanding anything to the contrary in this definition, in the case of any sales by any Licensee (or any of its Affiliates or sublicensees), “Net Sales” (including Combination Product allocations in connection with such Net Sales) will be defined in the same manner as such term or comparable term in the applicable license agreement with such Licensee. For clarity, “Net Sales” will not include (i) sales or dispositions for charitable, promotional, pre-clinical, clinical, regulatory, compassionate use, named patient use or indigent or other similar programs, reasonable quantities of Products used as samples, and Products used in the Development of Products, (ii) sales or dispositions between any of the Related Parties (unless a Related Party is the final end-user of such

8 Product), but will include subsequent sales or dispositions of Products to a non-Related Party or (iii) any amounts or other consideration received by a Related Party from a Licensee, Distributor, or a non-Related Party in consideration of the grant of a (sub)license or co-promotion or distribution right to such non-Related Party, including any upfront or milestone payments (whether or not such milestones are based on net sales of a Product). With respect to sales of a Product invoiced in U.S. dollars, Net Sales shall be determined in U.S. dollars. With respect to sales of a Product invoiced in a currency other than U.S. dollars, Net Sales shall be determined by converting the currencies at which the sales are made into U.S. dollars, at rates of exchange determined in a manner consistent with the Seller’s or a Licensee’s, as applicable, method for calculating rates of exchange in the preparation of the Seller’s or such Licensee’s annual financial statements in accordance with GAAP consistently applied. Net Sales for any Combination Product shall be calculated on a country-by-country basis by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where “A” is the weighted average invoice price of the Product contained in such Combination Product when sold separately in such country during the applicable accounting period in which the sales of the Combination Product were made, and “B” is the combined weighted average invoice prices of all of the Other Components contained in such Combination Product sold separately in such country during such same accounting period. If the weighted average invoice price of a Product in a country can be determined but combined weighted average invoice prices of all of the Other Components contained in such Combination Product cannot be determined, Net Sales for such Combination Product in such country shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where “A” is the weighted average invoice price of a Product contained in such Combination Product when sold separately in such country during the applicable accounting period in which the sales of the Combination Product were made, and “C” is the weighted average invoice price of such Combination Product sold in the country during the applicable accounting period. If a Product contained in such Combination Product is not sold separately in finished form in such country but the Other Components included in such Combination Product are sold separately in finished form in the Territory, Net Sales for such Combination Product in the country shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction determined by the following formula: one (1) minus (B/C), where “B” is the combined weighted average invoice prices of all of the Other Components contained in such Combination Product when sold separately in such country during the applicable accounting period in which the sales of the Combination Product were made and “C” is the weighted average invoice price of such Combination Product sold in such country during the applicable accounting period. If neither the Product nor the Other Components contained in such Combination Product is sold separately in finished form in such country, the Seller and the Buyer shall determine Net Sales for such Product in good faith by mutual agreement based on the relative contribution of such Product and each such Other Components in such Combination Product, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries. Notwithstanding the foregoing, “Net Sales” of Licensees shall have the same definition of “Net Sales” in the applicable Out-License covering such sales. In the event the parties enter into a Traditional Royalty Purchase Agreement with respect to any Out-License of a Product (including a Bayer Traditional Royalty Purchase Agreement) pursuant to Section 6.8, sales of the Licensee under such Out-License shall no longer be part of the “Net Sales” under this Agreement and instead shall be governed by such Traditional Royalty Purchase Agreement relating to such Out-License. “Other Component” is defined in the definition of “Combination Products”. “Out-License” means each license or other agreement between the Seller or any of its Affiliates and any Third Party (other than Distributors) pursuant to which the Seller or any of its Affiliates grants a license or sublicense of any Intellectual Property Right to Commercialize a Product, including the Existing Out-Licenses. “OVAPRENE” means an investigational non-hormonal monthly intravaginal ring contraceptive, referred to by Licensee as of the date hereof as Ovaprene. “OVAPRENE Know-How Rights” means any and all Know-How owned or in-licensed by the Seller or any of its Affiliates or under which the Seller or any of its Affiliates is or may become empowered to grant licenses, in each case, that is necessary or reasonably useful for the Exploitation of OVAPRENE.

9 “Patents” means all patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts and equivalents of any of the foregoing in any country or jurisdiction. “Patent Rights” means any and all Patents owned or in-licensed by the Seller or any of its Affiliates or under which the Seller or any of its Affiliates is empowered to grant licenses (including, for the avoidance of doubt, Patents related to Improvements) that are necessary or reasonably useful in the Exploitation of a Product. “Permitted Liens” means any (i) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided, that, such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established; (ii) Liens for Taxes not yet due or which are being contested in good faith and for which adequate reserves with respect thereto are maintained on the books of the applicable taxpayer in accordance with GAAP; (iii) rights of any counterparty under an In-License or Out-License (provided, that such Out-License shall not assign or otherwise convey title to or impose any Lien, other than the grant of the license or sublicense, in favor of any Third Party and does not interfere in any material respect with the Revenue Participation Right, the Product Rights, the Product Collateral, or the Back-Up Security Interest), including any interest or title of a counterparty under an Existing In-License or other In-License; (iv) Liens and Indebtedness permitted under Section 6.10; (v) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation; (vi) normal and customary banker’s Liens and rights of setoff upon deposits of cash and securities in favor of banks or other depository institutions and Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection; and (vii) any Liens created, permitted or required by this Agreement in favor of the Buyer or its Affiliates. “Person” means any individual, firm, corporation, company, partnership, limited liability company, trust, joint venture, association, estate, trust, Governmental Entity or other entity, enterprise, association or organization. “Prime Rate” means the prime rate published by The Wall Street Journal, from time to time, as the prime rate. “Product” means (a) any pharmaceutical product that is OVAPRENE and/or (b) any pharmaceutical product that is SILDENAFIL, in each case ((a) and (b)) in any dosage form, dosing regimen or strength. “Product Collateral” means the Seller’s and any of its Affiliates’ right, title and interests in (a) the Products (including all inventory of the Products), (b) the Product Rights, and (c) any proceeds (as such term is defined in the UCC) from either (a) or (b) above, including all accounts receivable and general intangibles resulting from the sale, license or other disposition of any Products and Product Rights by the Seller or its Licensees. “Product Collateral” shall not include any Excluded Collateral. “Product Rights” means any and all of the following, as they exist throughout the world: (a) the Patent Rights; (b) the Know-How Rights; (c) the Trademark Rights; (d) any and all other intellectual property rights and/or proprietary rights specifically relating to any of the foregoing, as necessary or used in the Exploitation of a Product, (e) regulatory filings, submissions and approvals, including Marketing Approvals, with or from any Regulatory Authorities with respect to any Product; (f) In-Licenses; (g) Out-Licenses; and (h) Manufacturing Agreements. “Purchase Price” means Twenty Two Million Dollars ($22,000,000). “Purchased Daré Clinical Fees” means, provided that the Commercialization Condition is satisfied in accordance with Section 1.6 of the Bayer Agreement, an amount payable by the Seller to the Buyer equal to the Daré Clinical Fees multiplied by 25%. For the avoidance of doubt, (i) if the Commercialization Condition is not satisfied in accordance with Section 1.6 of the Bayer Agreement, there shall be no amounts owed by the Seller to the

10 Buyer in respect of the Purchased Daré Clinical Fees, and (ii) under no circumstances shall the amount owed to the Buyer in respect of the Purchased Daré Clinical Fees, in the aggregate, exceed Five Million Dollars ($5,000,000). “Purchased Receivables” is defined in Section 1.1 of the Traditional Royalty Purchase Agreement. “Receiving Party” is defined in Section 7.1. “Regulatory and IP Semi-Annual Update” is defined in Section 6.5(a)(ii). “Regulatory Authority” means any national or supranational governmental authority, including the FDA, the EMA or such equivalent regulatory authority, or any successor agency thereto, that has responsibility in granting a Marketing Approval. “Regulatory Exclusivity Period” shall mean, with respect to each Product in any country, any period of data, market or other regulatory exclusivity (other than Patent exclusivity) granted or afforded by law or by a Regulatory Authority in such country that confers exclusive marketing rights with respect to such Product in such country or prevents another party from using or otherwise relying on any data supporting the Marketing Approval for such Product. “Regulatory Updates” means a summary of any and all material information and developments that materially impact a Product with respect to any regulatory filings or submissions made to any Regulatory Authority. “Related Party” is defined in the definition of “Net Sales”. “Relevant Obligations” means, with respect to the disclosure of any notice, demand, certificate, correspondence, report, information, opinion or other communication contemplated to be disclosed to the Buyer under this Agreement, Seller’s confidentiality obligations owed to any Third Party (including under any In-License, Out-License, or any applicable protective order). “Report” means, collectively, the Clinical, Commercial and CMC Quarterly Update, the Regulatory and IP Semi-Annual Update, and the Royalty Report. “Representative” means, with respect to any Person, (i) any direct or indirect stockholder, member or partner of such Person and (ii) any manager, director, officer, employee, agent, advisor or other representative (including attorneys, accountants, consultants, bankers, financial advisors and actual and potential lenders and investors) of such Person. “Revenue Participation Right” means the right to receive the Royalty Payments and the Purchased Daré Clinical Fees. “Royalty Payments” means, for each Calendar Quarter during the Synthetic Royalty Term, an amount payable to the Buyer equal to the amount of all aggregate Net Sales of (i) OVAPRENE during such Calendar Quarter multiplied by 4% and (ii) SILDENAFIL during such Calendar Quarter multiplied by 2%, in each case of clauses (i) and (ii) above, less any applicable Royalty Reductions [***] in accordance with Section 6.3. “Royalty Report” is defined in Section 6.2(b). “Safety Notices” means any recalls, field notifications, market withdrawals, warnings, “dear doctor” letters, investigator notices, safety alerts or other notices of action issued or instigated by the Seller, any of its Affiliates or any Regulatory Authority relating to an alleged lack of safety or regulatory compliance of any Product. “Secured Debt Provider” is defined in Section 6.10(a). “Securities Act” means the Securities Act of 1933.

11 “Seller” is defined in the preamble. “Seller Indemnified Parties” is defined in Section 8.1(b). “SILDENAFIL” means a proprietary, investigational cream formulation of sildenafil, the active ingredient in Viagra®, for topical on-demand administration to treat female sexual arousal disorder and/or female sexual interest/arousal disorder, referred to by Licensee as of the date hereof as Sildenafil Cream, 3.6%. “SILDENAFIL Know-How Rights” means any and all Know-How owned or in-licensed by the Seller or any of its Affiliates or under which the Seller or any of its Affiliates is or may become empowered to grant licenses, in each case, that is necessary or reasonably useful for the Exploitation of SILDENAFIL. “Specified Delivery Date” means (a) with respect to Net Sales of the Seller and its Affiliates, (i) [***], or (ii) in the event the Seller no longer has reporting obligations to the Securities and Exchange Commission (or any successor thereto), [***], and (b) with respect to Net Sales of the Seller’s Licensee(s), [***]. “Subsidiary” means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled (by contract or otherwise) by the Seller directly or indirectly through one or more intermediaries. For purposes hereof, the Seller shall be deemed to control a partnership, limited liability company, association or other business entity if the Seller directly or indirectly through one or more intermediaries, (a) shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses, (b) shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity, (c) owns outstanding voting securities with power to vote fifty percent (50%) or more of the outstanding voting securities of such entity, or (d) controls or holds fifty percent (50%) or more of such entity’s outstanding voting securities with power to vote such securities. “Synthetic Royalty Term” means, on a country-by-country basis and Product-by-Product basis, the later to occur of (i) the date of expiration of the last-to-expire Valid Claim of the Patent Rights covering such Product in such country, (ii) the expiry of all Regulatory Exclusivity Periods for such Product in such country, to the extent such Regulatory Exclusivity Periods are available in such country, and (iii) ten years from the First Commercial Sale of such Product in such country. “Tax” or “Taxes” means any federal, state, local or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not. “Third Party” means any Person that is not the Seller or the Seller’s Affiliates. “Trademark” means any word, name, symbol, color, designation, or device, or any combination thereof, that functions as an identifier of the source or origin of goods or services, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain names, whether or not registered, including the goodwill associated with each of the foregoing. “Trademark Rights” means any and all Trademarks owned or in-licensed by the Seller or any of its Affiliates or under which the Seller or any of its Affiliates is or may become empowered to grant licenses, in each case that are necessary or used in the Exploitation of the Products. “Traditional Royalty Purchase Agreement” means that certain Traditional Royalty Purchase Agreement, dated as of April 29, 2024, by and between the Buyer and the Seller, as may be amended, modified or supplemented from time to time. “True Sale Filing” is defined in Section 2.4.

12 “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of applicable law, the perfection or the effect of perfection or non-perfection of the True Sale Filing or the Back-Up Security Interest or any portion thereof granted pursuant to Section 2.4 is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection. “United States” or “U.S.” means the United States of America and its territories and possessions (including Puerto Rico and the U.S. Virgin Islands). “Valid Claim” means: (a) any claim of an issued and unexpired Patent included within the Patent Rights, that shall not have been withdrawn, lapsed, abandoned, revoked, canceled or disclaimed, or held invalid or unenforceable by a court, Governmental Entity, national or regional patent office or other appropriate body that has competent jurisdiction in a decision being final and unappealable or unappealed within the time allowed for appeal; and (b) a claim of a pending Patent application included within the Patent Rights that is filed and being prosecuted in good faith and that has not been finally abandoned or finally rejected and which has been pending for no more than five (5) years from the date of filing of the earliest Patent application to which such pending Patent application claims priority “XOMA Enhanced Threshold” is defined in Section 6.3 Section 1.2 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) a term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (b) unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC; (c) words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders; (d) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting and shall be deemed to be followed by the words “without limitation;” (e) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if;” (f) “hereof,” “hereto,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (g) unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented, or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformation, supplements or modifications set forth in this Agreement) and include any annexes, exhibits and schedules attached hereto; (h) references to a Person are also to its permitted successors and assigns (subject to any restrictions on assignment, transfer or delegation set forth herein), and any reference to a Person in a particular capacity excludes such Person in other capacities; (i) the word “will” shall be construed to have the same meaning and effect as the word “shall”;

13 (j) definitions are applicable to the singular as well as the plural forms of such terms; (k) unless otherwise indicated, references to an “Article”, “Section” or “Exhibit” refer to an Article or Section of, or an Exhibit to, this Agreement, and references to a “Schedule” refer to the corresponding part of the Disclosure Schedule; (l) in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”; (m) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (n) where any payment is to be made, any funds are to be applied or any calculation is to be made under this Agreement on a day that is not a Business Day, unless this Agreement otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly; (o) provisions referring to matters that would or could have, or would or could reasonably be expected to have, or similar phrases, shall be deemed to have such result or expectation with or without the giving of notice or the passage of time, or both; (p) for covenants that are to be undertaken “reasonably” by the Seller or its Affiliates, such actions (or inactions) shall take into account (among other relevant factors the Seller or its Affiliates may deem appropriate) both the Buyer’s and the Seller’s economic interest in the Net Sales of the Products and the impact of the applicable action (or inaction) on such interest; (q) references to this Agreement include the Bill of Sale, the Disclosure Schedule, the Bilateral Common Interest and Joint Privilege Agreement, and any other agreements or certificates delivered hereunder; and (r) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement. Section 1.3 Headings. The table of contents and the descriptive headings of the several Articles and Sections of this Agreement and the Exhibits and Schedules are for convenience only, do not constitute a part of this Agreement and shall not control or affect, in any way, the meaning or interpretation of this Agreement. ARTICLE 2 PURCHASE, SALE AND ASSIGNMENT OF THE PURCHASED RECEIVABLES Section 2.1 Closing; Purchase Price. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell, transfer, assign and convey to the Buyer, and the Buyer shall purchase, acquire and accept from the Seller, free and clear of all Liens (other than any Liens created by this Agreement in favor or the Buyer or its Affiliates) all of the Seller’s right, title and interest in and to the Revenue Participation Right. Immediately upon the sale to the Buyer by the Seller of the Revenue Participation Right pursuant to this Section 2.1, all of the Seller’s right, title and interest in and to the Revenue Participation Right shall terminate, and all such right, title and interest shall vest in the Buyer. The aggregate purchase price to be paid at the Closing to the Seller for the sale, transfer, assignment and conveyance of the Seller’s right, title and interest in and to (a) the Revenue Participation Right to the Buyer pursuant to this Agreement and (b) the Purchased Receivables to the Buyer pursuant to the Traditional Royalty Purchase Agreement is the Purchase Price. At the Closing, the Buyer shall pay the Seller the Purchase Price by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A. For clarity, only one payment of the Purchase Price will be paid by the Buyer at

14 the Closing, notwithstanding any obligation to pay any portion or all of the Purchase Price under the Traditional Royalty Purchase Agreement. Section 2.2 Additional Contingent Purchase Price Payments. In the event that amounts with respect to the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right actually paid to and received by the Buyer (together with its assignees) collectively exceed an amount equal to Eighty Eight Million Dollars ($88,000,000), then, for each additional Twenty Two Million Dollars ($22,000,000) in amounts with respect to the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right actually paid to and received by the Buyer (together with its assignees) (each, a “Contingent Purchase Price Trigger”), the Buyer shall (a) [***] notify the Seller of the achievement of each such Contingent Purchase Price Trigger, and (b) pay the Seller, [***], an additional cash payment of Eleven Million Dollars ($11,000,000) (each, a “Contingent Purchase Price Payment” and collectively, the “Contingent Purchase Price Payments”) by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A (or such other account(s) as specified by the Seller in a writing delivered to the Buyer in accordance with Section 10.1). For clarity, only a single payment of each of the Contingent Purchase Price Payments will be paid by the Buyer when due, notwithstanding any obligation to pay any portion or all of such Contingent Purchase Price Payment under the Traditional Royalty Purchase Agreement. For further clarity, if more than one Contingent Purchase Price Trigger occurs in a single Calendar Quarter, a Contingent Purchase Price Payment shall be due in accordance with this Section 2.2 for each such Contingent Purchase Price Trigger occurring in such Calendar Quarter. Section 2.3 No Assumed Obligations; Excluded Assets. Notwithstanding any provision in this Agreement to the contrary, the Buyer is purchasing, acquiring and accepting only the Revenue Participation Right, and is not assuming any liability or obligation of the Seller of whatever nature, whether presently in existence or arising or asserted hereafter. Except as specifically set forth herein in respect of the Revenue Participation Right purchased, acquired and accepted hereunder, the Buyer does not, by such purchase, acquisition and acceptance, acquire any other assets of the Seller. Section 2.4 True Sale. It is the intention of the parties hereto that the sale, transfer, assignment and conveyance contemplated by this Agreement be, and is, a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by the Seller to the Buyer of all of the Seller’s rights, title and interests in and to the Revenue Participation Right and the Seller relinquishes all title and control over the Revenue Participation Right upon such sale, transfer, assignment and conveyance. Neither the Seller nor the Buyer intends the transactions contemplated by this Agreement to be, or for any purpose (other than accounting) characterized as, a loan from the Buyer to the Seller or to any of the Seller’s Affiliates, or a pledge, a security interest, a financing transaction or a borrowing. It is the intention of the parties hereto that the beneficial interest in and title to the Revenue Participation Right and any “proceeds” (as defined in the UCC) thereof shall not be part of the Seller’s estates in the event of the filing of a petition by or against the Seller under any Bankruptcy Laws. Each of the Seller and the Buyer hereby waives, to the maximum extent permitted by applicable law, any right to contest or otherwise assert that the sale contemplated by this Agreement does not constitute a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by the Seller to the Buyer of all of the Seller’s right, title and interest in and to the Revenue Participation Right under applicable law, which waiver shall, to the maximum extent permitted by applicable law, be enforceable against the Seller in any bankruptcy or insolvency proceeding relating to the Seller or its Subsidiaries. Accordingly, the Seller shall treat the sale, transfer, assignment and conveyance of the Revenue Participation Right as a sale of an “account” or a “payment intangible” (as appropriate) in accordance with the UCC, and the Seller hereby authorizes the Buyer to file financing statements or other appropriate filings (and continuation statements with respect to such financing statements or other appropriate filings when applicable) naming the Seller as the seller and the Buyer as the buyer in respect of the Revenue Participation Right and any “proceeds” (as defined in the UCC) thereof, and as may be necessary to perfect the sale of the Revenue Participation Right to the Buyer (the “True Sale Filing”). Not in derogation of the foregoing statement of the intent of the parties hereto in this regard, and for the purposes of providing additional assurance to the Buyer in the event that, despite the intent of the parties hereto, the sale, transfer, assignment and conveyance contemplated hereby is hereafter held not to be a sale or such sale is for any reason deemed ineffective or unenforceable, the Seller does hereby grant to the Buyer, as security for the payment of amounts owed to the Buyer equal to the portion of the Purchase Price allocated to the Revenue Participation Right (including a market rate of return thereon) less all Royalty Payments received by the Buyer pursuant to this Agreement, a security interest in and to all right, title and interest of the Seller, in, to and under the Revenue Participation Right, the Royalty Payments, the Purchased Daré Clinical Fees, and the Product Collateral

15 and the Seller does hereby authorize the Buyer, from and after the Closing, to file such financing statements or other appropriate filings (and continuation statements with respect to such financing statements or other appropriate filings when applicable) in such manner and such jurisdictions as are necessary or appropriate to perfect such security interest(the “Back-Up Security Interest”). Nothing in this Agreement or in any related agreement, instrument or document shall be construed to be inconsistent with the treatment and characterization of the conveyance of the Revenue Participation Right contemplated by this Agreement as a “true sale”. Section 2.5 Withholding. Buyer shall be entitled to deduct and withhold from any consideration otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law; provided, that Buyer shall notify Seller prior to deducting and withholding from any consideration otherwise payable to any Person pursuant to this Agreement and shall reasonably cooperate with Seller in seeking to reduce or eliminate any such deduction or withholding; provided further, that the Buyer and the Seller agree no U.S. federal withholding tax applies in respect of the transaction if Seller timely provides a duly executed IRS Form W-9 indicating that it is not subject to backup withholding in accordance with Section 3.4 and there is no change in applicable law. Any amounts that are so deducted and withheld shall be paid to the relevant Governmental Entity and shall be treated for all purposes of this Agreement as having been paid to Seller. ARTICLE 3 CLOSING Section 3.1 Closing; Payment of Purchase Price. The purchase and sale of the Revenue Participation Right shall take place remotely via the exchange of documents and signatures on the date hereof or such other place, time and date as the parties hereto may mutually agree (the “Closing”). At the Closing, the Buyer shall deliver (or cause to be delivered) payment of the Purchase Price to the Seller by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A. For clarity, only one payment of the Purchase Price will be paid by the Buyer at the Closing, notwithstanding any obligation to pay any portion or all of the Purchase Price under the Traditional Royalty Purchase Agreement. Section 3.2 Bill of Sale. At the Closing, upon confirmation of the receipt of the Purchase Price, each of the Seller and the Buyer shall deliver to the other party hereto a duly executed bill of sale evidencing the sale, transfer, assignment and conveyance of the Revenue Participation Right, substantially in the form attached hereto as Exhibit B (the “Bill of Sale”). Section 3.3 Bilateral Common Interest and Joint Privilege Agreement. At the Closing, each of the Seller and the Buyer shall deliver to the other party hereto a duly executed counterpart of the Bilateral Common Interest and Joint Privilege Agreement. Section 3.4 Seller Form W-9. At the Closing, the Seller shall deliver to the Buyer a valid, properly executed IRS Form W-9 certifying that the Seller is a corporation for U.S. federal income tax purposes and is exempt from U.S. federal withholding tax and “backup” withholding tax with respect to the Purchase Price and, from time to time at the request of Buyer, Seller shall deliver to the Buyer a valid, properly executed IRS Form W-9 certifying that the Seller is a corporation for U.S. federal income tax purposes and is exempt from U.S. federal withholding tax and “backup” withholding tax with respect to each Contingent Purchase Price Payment. Section 3.5 Buyer Form W-9. At the Closing (and from time to time at the Seller’s request), the Buyer shall deliver to the Seller a valid, properly executed IRS Form W-9 certifying that the Buyer is exempt from U.S. federal withholding tax and “backup” withholding tax with respect to any and all royalty payments in respect of the Revenue Participation Right. Section 3.6 Legal Opinion. At the Closing, the Seller shall deliver to the Buyer the legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as counsel to the Seller, in substantially the forms attached hereto as Exhibit D.

16 Section 3.7 Closing Certificate. At the Closing, the Seller shall deliver to the Buyer a certificate of an officer of the Seller, dated the Closing Date, certifying as to (i) the incumbency of each officer executing this Agreement and (ii) the attached thereto copies of (a) the Seller’s certificate of incorporation, (b) bylaws, and (c) resolutions adopted by the Seller’s Board of Directors authorizing the execution and delivery by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby. Section 3.8 Data Room. [***] (the “Data Room”). Section 3.9 Expenses. Subject to Section 10.2, at the Closing, the Seller shall deliver payment of the Buyer Transaction Expenses to the Buyer by wire transfer of immediately available funds to one or more accounts specified by the Buyer on Exhibit A, [***]. ARTICLE 4 SELLER’S REPRESENTATIONS AND WARRANTIES Except as set forth in the Disclosure Schedule, the Seller hereby represents and warrants to the Buyer that as of the Closing Date: Section 4.1 Existence; Good Standing. The Seller is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing has not and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 4.2 Authorization. The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Seller. Section 4.3 Enforceability. The Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws or general principles of equity (whether considered in a proceeding in equity or at law). Section 4.4 No Conflicts. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the organizational documents of the Seller, (ii) contravene or conflict with or constitute a material default under any law or Judgment binding upon or applicable to the Seller or the Revenue Participation Right, or (iii) contravene or conflict with or constitute a material default under any material agreement binding upon or applicable to the Seller or the Revenue Participation Right. There are no Affiliates of the Seller that own any Product Collateral in any country in any Major Market (excepting limited volumes of Product inventory for use in ongoing Clinical Trials). Section 4.5 Consents. Except for the consents that have been obtained on or prior to the Closing, the UCC financing statements contemplated by Section 2.4, or filings required by the federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Seller in connection with (i) the execution and delivery by the Seller of this Agreement, (ii) the performance by the Seller of its obligations under this Agreement or (iii) the consummation by the Seller of any of the transactions contemplated by this Agreement. Section 4.6 No Litigation. There is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Seller, threatened, including before any Governmental Entity, against or

17 involving the Seller or any of its Affiliates, or any of their respective properties or assets that, individually or in the aggregate, would be reasonably be expected to result in a Material Adverse Effect, or which challenges or questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto. Section 4.7 Compliance. (a) Neither the Seller nor any of its Affiliates is in violation of, and to the Knowledge of the Seller, neither the Seller nor any of its Affiliates is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller or any of its Affiliates, which violation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. (b) All applications, submissions, information and data related to a Product submitted or utilized as the basis for any request to any Regulatory Authority by or on behalf of the Seller or any of its Affiliates were true and correct in all material respects as of the date of such submission or request, and, to the Knowledge of the Seller, any necessary material updates, changes, corrections or modification to such applications, submissions, information or data required under applicable laws or regulations have been submitted to the relevant Regulatory Authorities. (c) Neither the Seller nor any of its Affiliates has committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” (56 Fed. Reg. 46,191), or for EMA or other Regulatory Authorities to invoke any similar policies, set forth in any applicable laws or regulations. (d) The Seller has provided to the Buyer prior to the date hereof via the Data Room available to the Buyer true and correct copies or summaries of all material written communications sent or received by the Seller and any of its Affiliates to or from any Regulatory Authorities that relate to each Product (i) since [***] or (ii) that would reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect. (e) None of the Seller, any of its Affiliates, and, to the Knowledge of the Seller, any Third Party manufacturer of any Product, has received from the FDA a “Warning Letter”, Form FDA-483, “Untitled Letter,” or similar material written correspondence or notice alleging violations of applicable laws and regulations enforced by the FDA, or any comparable material written correspondence from any other Regulatory Authority with regard to either Product or the manufacture, processing, packaging or holding thereof, the subject of which communication is unresolved and if determined adversely to the Seller or such Affiliate would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (i) Since [***], there have been no Safety Notices, and (ii) to the Knowledge of the Seller, there are no facts currently in existence that would, individually or in the aggregate, reasonably be expected to result in (A) a material Safety Notice with respect to any Product, or (B) a material change in the labeling of any Product. Section 4.8 License Agreement. (a) In-Licenses. (i) Existing In-Licenses. Except as set forth on Schedule 4.8(a)(i) of the Disclosure Schedule, there are no In-Licenses (any In-License set forth on Schedule 4.8(a)(i) of the Disclosure Schedule, an “Existing In-License”). A true, correct and complete copy of each Existing In-License has been provided to the Buyer by the Seller via the Data Room. Neither the Seller nor the respective counterparty thereto has made or entered into any amendment, supplement or modification to, or granted any waiver under any provision of any Existing In-License.

18 (ii) Validity and Enforceability. Each Existing In-License is a valid and binding obligation of the Seller and, to the Knowledge of the Seller, the counterparty thereto. Each Existing In-License is enforceable against the Seller and, to the Knowledge of the Seller, the counterparty thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). Neither the Seller nor any of its Affiliates has received any written notice in connection with any Existing In-License challenging the validity, enforceability or interpretation of any provision of such agreement. (iii) No Termination. Neither the Seller nor any of its Affiliates has (A) given notice to a counterparty of the termination of any Existing In-License (whether in whole or in part) or any notice to a counterparty expressing any intention or desire to terminate any Existing In-License or (B) received from a counterparty thereto any written notice of termination of any Existing In-License (whether in whole or in part) or any written notice from a counterparty expressing any intention or desire to terminate any Existing In-License. (iv) No Breaches or Defaults. There is and has been no material breach or material default under any provision of any Existing In-License either by the Seller or, to the Knowledge of the Seller, by the respective counterparty (or any predecessor thereof) thereto, and, to the Knowledge of the Seller, there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any material breach or material default either by the Seller or by the respective counterparty to such agreement. (v) Payments Made. The Seller has made all payments to the respective counterparty required under each Existing In-License as of the date hereof. To the Knowledge of the Seller, other than the Seller’s payments to the respective counterparty required under each Existing In-License, no Person is owed any royalty payment, milestone payment or other payment of any kind in connection with the discovery, research, development, manufacture, use, sale or other exploitation of any Product. (vi) No Assignments. The Seller has not consented to any assignment by the counterparty to any Existing In-License of any of its rights or obligations under any such Existing In-License and, to the Knowledge of the Seller, the counterparty has not assigned any of its rights or obligations under any such Existing In-License to any Person. (vii) No Indemnification Claims. Neither the Seller nor any of its Affiliates has notified any Person of any claims for indemnification under any Existing In-License nor has the Seller or any of its Affiliates received any claims for indemnification under any Existing In-License. (viii) No Infringement. Neither the Seller nor any of its Affiliates has received any written notice from, or given any written notice to, any counterparty to any Existing In-License regarding any infringement of any of the Existing Patent Rights licensed thereunder. (b) Out-Licenses. (i) Existing Out-Licenses. Except as set forth on Schedule 4.8(b)(i) of the Disclosure Schedule, there are no Out-Licenses (any Out-License set forth on Schedule 4.8(b)(i) of the Disclosure Schedule, an “Existing Out-License”). A true, correct and complete copy of each Existing Out-License has been provided to the Buyer by the Seller via the Data Room. Neither the Seller nor the respective counterparty thereto has made or entered into any amendment, supplement or modification to, or granted any waiver under any provision of any Existing Out- License.

19 (ii) Validity and Enforceability. Each Existing Out-License is a valid and binding obligation of the Seller and, to the Knowledge of the Seller, the counterparty thereto. Each Existing Out-License is enforceable against the Seller and, to the Knowledge of the Seller, the counterparty thereto in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). Neither the Seller nor any of its Affiliates has received any written notice in connection with any Existing Out-License challenging the validity, enforceability or interpretation of any provision of such agreement. (iii) No Termination. Neither the Seller nor any of its Affiliates has (A) given notice to a counterparty of the termination of any Existing Out-License (whether in whole or in part) or any notice to a counterparty expressing any intention or desire to terminate any Existing Out- License or (B) received from a counterparty thereto any written notice of termination of any Existing Out-License (whether in whole or in part) or any written notice from a counterparty expressing any intention or desire to terminate any Existing Out-License. (iv) No Breaches or Defaults. There is and has been no material breach or material default under any provision of any Existing Out-License either by the Seller or, to the Knowledge of the Seller, by the respective counterparty (or any predecessor thereof) thereto, and, to the Knowledge of the Seller, there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any material breach or material default either by the Seller or by the respective counterparty to such agreement. (v) Payments Made. The respective counterparty of each Existing Out-License has made all payments to the Seller required under each Existing Out-License as of the date hereof. (vi) No Assignments. The Seller has not consented to any assignment by the counterparty to any Existing Out-License of any of its rights or obligations under any such Existing Out-License and, to the Knowledge of the Seller, the counterparty has not assigned any of its rights or obligations under any such Existing Out-License to any Person. (vii) No Indemnification Claims. Neither the Seller nor any of its Affiliates has notified any Person of any claims for indemnification under any Existing Out-License nor has the Seller or any of its Affiliates received any claims for indemnification under any Existing Out- License. (viii) No Infringement. Neither the Seller nor any of its Affiliates has received any written notice from, or given any written notice to, any counterparty to any Existing Out-License regarding any infringement of any of the Existing Patent Rights licensed thereunder. Section 4.9 Manufacturing; Supply. All Products have, since [***], been manufactured, transported, stored and handled in all material respects in accordance with applicable law and with good manufacturing practices. Since [***], neither the Seller nor any of its Affiliates has experienced any significant failures in the manufacturing or supply of any Product that, individually or in the aggregate, have had or would reasonably be expected to result in, if such failure occurred again, a Material Adverse Effect. The Seller has on hand or has made plans for adequate provisions to secure sufficient clinical quantities of Products to complete all Clinical Trials and all activities required for Marketing Approvals, in each case, that are ongoing or planned as of the date hereof. Section 4.10 No Liens or Indebtedness; Title to Revenue Participation Right. None of the Product Collateral is subject to any Lien, except for a Permitted Lien. Schedule 4.10 sets forth a complete list of the outstanding Indebtedness of the Seller or any of its Affiliates that own Product Collateral in excess of [***], and none of the Seller or any of its Affiliates that own Product Collateral has any outstanding Indebtedness other than that listed on Schedule 4.10. The Seller has good and marketable title to the Revenue Participation Right, free and clear of all Liens (other than any Liens created by this Agreement in favor of the Buyer or its Affiliates). Upon payment of the Purchase Price by the Buyer, the Buyer will acquire good and marketable title to the Revenue

20 Participation Right, free and clear of all Liens (other than any Liens created by this Agreement in favor of the Buyer or its Affiliates). Section 4.11 Intellectual Property. (a) Schedule 4.11(a) of the Disclosure Schedule lists all of the currently existing Patents included within the Patent Rights (the “Existing Patent Rights”). Except as set forth in Schedule 4.11(a) of the Disclosure Schedule, the Seller is the sole and exclusive owner of all of the Existing Patent Rights. Schedule 4.11(a) of the Disclosure Schedule specifies as to each listed patent or patent application the jurisdictions by or in which each such patent has issued as a patent or such patent application has been filed, including the respective patent or application numbers. (b) Neither the Seller nor any of its Affiliates is a party to any pending and, to the Knowledge of the Seller, there is no threatened, litigation, interference, reexamination, opposition or like procedure involving any of the Existing Patent Rights. (c) All of the issued patents within the Existing Patent Rights are (A) to the Knowledge of the Seller, valid and enforceable, and (B) in full force and effect. None of the issued patents within the Existing Patent Rights have lapsed, expired or otherwise terminated. Neither the Seller nor any of its Affiliates has received any written notice relating to the lapse, expiration or other termination of any of the issued patents within the Existing Patent Rights, and neither the Seller nor any of its Affiliates has received any written legal opinion that alleges that, an issued patent within any of the Existing Patent Rights is invalid or unenforceable. (d) Neither the Seller nor any of its Affiliates has received any written notice of any claim by any Person challenging the inventorship or ownership of, the rights of the Seller in and to, or the patentability, validity or enforceability of, any of the Existing Patent Rights, or asserting that the Exploitation of the Product infringes, misappropriates or otherwise violates or will infringe, misappropriate or otherwise violate such Person’s Patents or other intellectual property rights. To the Knowledge of the Seller, there is no Person who is or claims to be an inventor under any of the Existing Patent Rights who is not a named inventor thereof. (e) To the Knowledge of the Seller, the discovery or Exploitation of each Product, in each case in the form such Product exists as of the Closing Date and as such Exploitation is currently contemplated by the Seller, has not and does not infringe, misappropriate or otherwise violate any Patents or other intellectual property rights owned by any Third Party. (f) To the Knowledge of the Seller, no Person has infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any of the Intellectual Property Rights. (g) The Seller has paid all maintenance fees, annuities and like payments required as of the date hereof with respect to each of the Existing Patent Rights. Section 4.12 UCC Representation and Warranties. The Seller’s exact legal name is, and for the immediately preceding six (6) years has been, “Daré Bioscience, Inc.”. From October 14, 2008 to July 19, 2017, the Seller’s exact legal name was “Cerulean Pharma Inc.”. Cerulean Pharma Inc. was originally incorporated under the name “Tempo Pharmaceuticals Inc” on November 28, 2005. The Seller is, and for the prior ten (10) years has been, incorporated in the State of Delaware. Section 4.13 Brokers’ Fees. [***], there is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. Section 4.14 No Implied Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 4, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT LAW OR IN EQUITY, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH

21 REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING CONTAINED HEREIN GUARANTEES THAT SALES OF THE PRODUCTS OR THE AGGREGATE ROYALTY PAYMENTS DUE TO THE BUYER WILL ACHIEVE ANY SPECIFIC AMOUNTS, AND THAT, EXCEPT FOR THE REVENUE PARTICIPATION RIGHT AND THE BACK-UP SECURITY INTEREST, THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT NO LICENSES OR ASSIGNMENTS UNDER ANY ASSETS (INCLUDING THE PATENT RIGHTS OR ANY OTHER INTELLECTUAL PROPERTY) OF THE SELLER AND ITS AFFILIATES ARE GRANTED PURSUANT TO THIS AGREEMENT, INCLUDING BY IMPLICATION, ESTOPPEL, EXHAUSTION OR OTHERWISE. ARTICLE 5 BUYER’S REPRESENTATIONS AND WARRANTIES The Buyer represents and warrants to the Seller that as of the Closing Date: Section 5.1 Existence; Good Standing. The Buyer is a limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware. Section 5.2 Authorization. The Buyer has the requisite right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer. Section 5.3 Enforceability. This Agreement has been duly executed and delivered by an authorized person of the owner trustee of the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). Section 5.4 No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and shall not (i) contravene or conflict with the organizational documents of the Buyer, (ii) contravene or conflict with or constitute a material default under any law or Judgment binding upon or applicable to the Buyer or (iii) contravene or conflict with or constitute a material default under any material agreement binding upon or applicable to the Buyer. Section 5.5 Consents. Other than the filing of financing statement(s) in accordance with Section 2.4 or filings required by federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Buyer in connection with (i) the execution and delivery by the Buyer of this Agreement, (ii) the performance by the Buyer of its obligations under this Agreement, or (iii) the consummation by the Buyer of any of the transactions contemplated by this Agreement. Section 5.6 No Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Buyer, threatened, including before any Governmental Entity, to which the Buyer is a party that would, if determined adversely, reasonably be expected to prevent or materially and adversely affect the ability of the Buyer to perform its obligations under this Agreement. Section 5.7 Financing. The Buyer has sufficient cash on hand to pay the Purchase Price. The Buyer acknowledges that its obligations under this Agreement are not contingent on obtaining financing. Section 5.8 Brokers’ Fees. There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

22 ARTICLE 6 COVENANTS Section 6.1 Disclosures. Except for a press release previously approved in form and substance by the Seller and the Buyer or any other public announcement using substantially the same text as such press release or any other public disclosure permitted under this Agreement following the Closing, neither the Buyer nor the Seller shall, and each party hereto shall cause its respective Representatives, Affiliates and Affiliates’ Representatives not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement or the subject matter hereof without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Buyer and the Seller and their respective Representatives, Affiliates, and Affiliates’ Representatives may (a) make disclosures as may be required by applicable law or stock exchange rule, and (b) publicly announce the achievement of each Contingent Purchase Price Trigger and the payment of the corresponding Contingent Purchase Price Payment; provided that, in each case of clauses (a) and (b), the party making such disclosure shall [***]. Subject to the requirements of this Section 6.1, it will be necessary for the Buyer and the Seller to file this Agreement with the SEC and to make other public disclosures regarding the terms of this Agreement and payments made under this Agreement in their reports filed with the SEC. Section 6.2 Payments; Royalty Reports. (a) From and after the First Commercial Sale of a Product in any country, the Seller shall pay to the Buyer, without any setoff or offset (subject, in each case, to Section 6.13), the Royalty Payment for each Calendar Quarter promptly, but in any event no later than the Specified Delivery Date. (b) From and after the First Commercial Sale of a Product in any country, for each Calendar Quarter [***], the Seller shall provide to the Buyer a report (a “Royalty Report”) setting forth [***]. (c) Any payments required to be made by either party under this Agreement shall be made in United States Dollars via electronic funds transfer or wire transfer of immediately available funds to such bank account as the other party shall designate in writing prior to the date of such payment. Section 6.3 Royalty Reductions. In the event that amounts with respect to the Aggregate Purchased Receivables plus Aggregate Revenue Participation Right actually paid to and received by the Buyer (together with its assignees) exceed an amount equal to One Hundred Ten Million Dollars ($110,000,000), net of any Contingent Purchase Price Payments (the “XOMA Enhanced Threshold”), then, commencing at the start of the next Calendar Quarter following the date the Buyer achieves the XOMA Enhanced Threshold (irrespective of when the Buyer actually becomes aware of such achievement), the royalty rates in the definition of “Royalty Payments” will automatically adjust from 4% and 2% to 2.5% and 1.25%, respectively (such adjustment, the “Royalty Reduction”). [***]. Section 6.4 Late Fee. A late fee of [***], with respect to any sum that is otherwise payable by the Buyer or by the Seller to the other party under this Agreement, [***]. Such late fee interest [***]. The imposition and payment of a late fee shall not constitute a waiver of the rights of the Buyer with respect to such payment default. In no event shall any late fee interest owed or paid under this Section 6.4 be counted toward Royalty Payments or the Revenue Participation Right. Section 6.5 Reporting. (a) From and after the date hereof, and subject to the Relevant Obligations (provided that if the Relevant Obligations prevent the sharing of any documents or information, then the Seller shall provide to the Buyer [***]. (b) [***]. All Reports, and the Confidential Information discussed or contained therein, shall be the Confidential Information of the Seller and subject to the obligations of confidentiality set forth in Article 7.

23 (c) [***]. Section 6.6 Inspections and Audits of the Seller. Following the Closing, [***], the Buyer may cause an inspection and/or audit by an independent public accounting firm reasonably acceptable to the Seller to be made of the Seller’s or any applicable Affiliate’s books of account for [***] for the purpose of determining the correctness of any payments made under this Agreement. [***], the Seller shall use Commercially Reasonable Efforts to exercise any rights it may have under any Out-License relating to a Product to cause an inspection and/or audit by an independent public accounting firm to be made of the books of account of any counterparty thereto for the purpose of determining the correctness of any payments made under this Agreement. All of the reasonable and documented out-of-pocket expenses of any inspection or audit requested by the Buyer hereunder (including the fees and expenses of such independent public accounting firm designated for such purpose) shall be borne solely by the Buyer, unless the independent public accounting firm determines that Royalty Payments previously paid during the period of the audit were underpaid by an amount greater than [***] of the Royalty Payments actually paid during such period, in which case such expenses shall be borne by the Seller. Any such accounting firm shall not disclose to the Buyer or any Third Party the Confidential Information of the Seller or any Licensee relating to a Product except to the extent such disclosure is necessary to determine the correctness of payments made under this Agreement or otherwise would be included in a Report. All information obtained by the Buyer as a result of any such inspection or audit shall be Confidential Information of the Seller subject to Article 7. If any audit discloses any underpayments by the Seller to the Buyer, then such underpayment, shall be paid by the Seller to the Buyer within [***]. If any audit discloses any overpayments by the Seller to the Buyer, then the Seller shall [***]. Section 6.7 In-Licenses. (a) The Seller shall [***] provide the Buyer with (i) executed copies of any In-License entered into by the Seller or its Affiliates, (ii) executed copies of each amendment, supplement, modification or written waiver of any provision of any In-License, and (iii) copies of all material reports provided by or to the Seller or any of its Affiliates pursuant to such In-License. (b) The Seller and its Affiliates shall comply in all material respects with its obligations under any In-Licenses and shall not take any action or forego any action that would reasonably be expected to result in a material breach thereof. [***], the Seller shall provide the Buyer a copy thereof. The Seller shall, and shall cause any of its Affiliates to, use its Commercially Reasonable Efforts to cure any breaches by it under any In- License and shall give written notice to the Buyer upon curing any such breach. The Seller shall provide the Buyer with written notice following becoming aware of a counterparty’s material breach of its obligations under any In- License. [***]. Section 6.8 Out-Licenses. (a) Subject to compliance with this Section 6.8, the Seller may enter into any Out-License with a Third Party or enter into an agreement to develop, co-promote or Commercialize any Product in any territory for any fields of use or for all fields of use without Buyer’s prior written consent, provided that such license shall not assign or otherwise convey title to or impose any Lien other than the grant of the license or sublicense, in favor of any Third Party. The Seller shall [***] provide the Buyer with (i) executed copies of each Out-License, (ii) executed copies of each amendment, supplement, modification or written waiver of any material provision of an Out-License, and (iii) copies of all material reports provided by or to the Seller or any of its Affiliates pursuant to such Out- License. (b) [***]. The Seller shall provide the Buyer [***] written notice of a Licensee’s material breach of its obligations under any Out-License of which the Seller becomes aware. The Seller shall provide the Buyer with written notice [***] following the termination of any Out-License. (c) The Seller shall provide the Buyer [***] written notice of its receipt of Bayer’s notice to the Seller under Section 2.1 of the Bayer Agreement that Bayer wishes to pay the Clinical Trial and Manufacturing Activities Fee. Upon receipt of such notice, the parties hereto agree to [***] negotiate (i) an amendment to this Agreement to remove the rights and obligations with respect to OVAPRENE that are exclusively licensed to Bayer in the U.S. under Section 4.1 of the Bayer Agreement (including the removal of Net Sales of Bayer from the

24 definition of “Net Sales” hereunder), and (ii) a new traditional royalty purchase agreement (the “Bayer Traditional Royalty Purchase Agreement”) that includes such rights and obligations substantially in the form of the Traditional Royalty Purchase Agreement, including a new escrow agreement, provided that the percentage royalty acquired under the Bayer Traditional Royalty Purchase Agreement will be equal to the same royalty rate included herein and “Net Sales” shall be as defined in the Bayer Agreement. In the event that the Commercialization Condition is performed, then commencing on the Commercialization Date (as defined in the Bayer Agreement) the parties hereto agree to [***] enter into such amendment to this Agreement, and the Bayer Traditional Royalty Purchase Agreement, including a new escrow agreement, whereupon the payments payable by Bayer will flow through such escrow agreement for the benefit of the Buyer, the Seller, and, if applicable, the counterparty to an In-License. (d) The Seller shall use commercially reasonable efforts to obtain Bayer’s consent with respect to the transactions contemplated under the Bayer Traditional Royalty Purchase Agreement [***]. (e) The Seller shall provide the Buyer [***] written notice of the Seller executing a term sheet with a potential Licensee to enter into an exclusive Out-License with respect to SILDENAFIL. Upon receipt of such notice, the parties hereto agree to [***] negotiate (i) an amendment to this Agreement to remove the rights and obligations with respect to SILDENAFIL that are exclusively licensed to such Licensee (including the removal of Net Sales of such Licensee from the definition of “Net Sales” hereunder), and (ii) a new traditional royalty purchase agreement that includes such rights and obligations substantially in the form of the Traditional Royalty Purchase Agreement, including a new escrow agreement, provided that the percentage royalty acquired thereunder will be equal to the same royalty rate included herein and “Net Sales” shall be as defined in such exclusive Out-License, and provided further that all payments received by the Buyer under such traditional royalty purchase agreement(s) shall be included in the Aggregate Revenue Participation Right under this Agreement. In the event that the Seller enters into such exclusive Out-License, then the parties hereto agree to [***] enter into such amendment to this Agreement and such new traditional royalty purchase agreement, including a new escrow agreement, whereupon the payments payable by such Licensee will flow through such escrow agreement for the benefit of the Buyer, the Seller, and, if applicable, the counterparty to an In-License. Section 6.9 Seller Diligence. (a) The Seller shall use Commercially Reasonable Efforts to Develop the Products in each Major Market. In furtherance of the foregoing, the Seller shall use Commercially Reasonable Efforts to prepare, execute, deliver and file any and all agreements, documents or instruments that are necessary or desirable to secure and maintain all Marketing Approvals required to Commercialize the Products in each Major Market. (b) If the Seller receives Marketing Approval of a Product in a Major Market, the Seller shall use (either directly or through a third party partner) Commercially Reasonable Efforts to (i) Commercialize the Product in such Major Market(s) where the Seller receives Marketing Approval of the Product; and (ii) not withdraw or abandon, or fail to take any action necessary to prevent the withdrawal or abandonment of, any such Marketing Approvals, except as required by applicable law. Section 6.10 No Impairment of the Revenue Participation Right; Secured Indebtedness. (a) Notwithstanding anything herein to the contrary, the Seller shall not (i) impose any Lien upon, or otherwise sell, transfer, hypothecate, assign, convey title (in whole or in part), grant any right to, or otherwise dispose of any portion of the Revenue Participation Right or, other than Permitted Liens (including as contemplated by this Section 6.10), on Product Collateral, or (ii) knowingly take any action or knowingly fail to act in a manner, in each case that would, individually or in the aggregate, reasonably be expected to materially and adversely affect the Buyer’s interest in the Revenue Participation Right, the True Sale Filing, or the Back-Up Security Interest. The Seller or any of its Affiliates may incur any Indebtedness that is secured by any Product Collateral; provided that the Seller shall require the creditors with respect to such Indebtedness or Lien holders or an authorized representative or agent thereof, acting for such creditors or Lien holders (collectively, a “Secured Debt Provider”) to enter into a Customary Intercreditor Agreement with the Buyer. In connection with the foregoing, upon the Seller’s request, the Buyer shall enter into a Customary Intercreditor Agreement with such Secured Debt Provider. The Buyer and the Seller agree to work together in a commercially reasonable manner to amend the

25 Customary Intercreditor Agreement to include any additional Secured Debt Providers of Indebtedness that is secured by any Product Collateral. (b) [***]. The Seller agrees to provide promptly to the Buyer certified organizational documents of the Seller reflecting any of the changes described in the preceding sentence. The Seller also agrees to notify promptly the Buyer of any change in the location of any office in which it or its Affiliates maintains books or records relating to the Revenue Participation Right, the Royalty Payments, the Purchased Daré Clinical Fees, or the Product Collateral owned by it or any office or facility at which any portion of the Revenue Participation Right, the Royalty Payments, the Purchased Daré Clinical Fees, or the Product Collateral is located (including the establishment of any such new office or facility). Section 6.11 Intellectual Property Matters. (a) The Seller shall provide to the Buyer a copy of any written notice received by the Seller or any of its Affiliates from a Third Party alleging or claiming that the making, having made, using, importing, offering for sale or selling of a Product infringes or misappropriates any Patents or other intellectual property rights of such Third Party, together with copies of material correspondence sent to or received by the Seller or any of its Affiliates from such Third Party related thereto, [***]. (b) The Seller shall promptly inform the Buyer of any infringement by a Third Party of any Patent Right of which the Seller becomes aware. Without limiting the foregoing, the Seller shall provide to the Buyer a copy of any written notice of any suspected infringement of any Patent Rights delivered or received by the Seller or any of its Affiliates, as well as copies of material correspondence related thereto, [***]. (c) The Seller shall use Commercially Reasonable Efforts to prosecute, maintain, and defend each Patent Right, and to enforce the Patent Rights, in each case to the extent within the Seller’s or any of its Affiliates’ control. [***], the Seller shall provide the Buyer with written notice of such enforcement action. (d) If the Seller or any of its Affiliates recovers monetary damages from a Third Party in an action brought for such Third Party’s infringement of any Patent Rights relating to a Product, where such damages, whether in the form of Judgment or settlement, are awarded for such infringement of such Patent Rights, (i) such recovery will be allocated [***], and (iii) any residual amount of such damages will be treated as Net Sales. Section 6.12 Further Assurances. After the Closing, the Seller and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to give effect to the transactions contemplated by this Agreement. After the Closing, the Seller shall use its Commercially Reasonable Efforts to obtain and maintain any required consents, acknowledgements, certificates or waivers so that the transactions contemplated by this Agreement may be consummated and shall not result in any default or breach or termination of any material contract in respect of the Revenue Participation Right or the Product Collateral. Section 6.13 Tax Matters. (a) The Seller and Buyer agree that for Tax purposes, (i) the Seller and the Buyer shall treat the transactions contemplated by this Agreement as a sale of the Revenue Participation Right and (ii) any and all amounts remitted by the Seller to the Buyer after the Closing Date pursuant to this Agreement shall be treated as received by the Seller as agent for the Buyer. The parties hereto agree not to take any position that is inconsistent with the provisions of this Section 6.13 on any Tax return or in any audit or other administrative or judicial proceeding unless (x) the other party hereto has consented in writing (such consent not to be unreasonably withheld, conditioned or delayed) to such actions, or (y) required to do otherwise pursuant to a “determination” within the meaning of Section 1313(a) of the Code. If there is an inquiry by any Governmental Entity of the Seller or the Buyer related to the treatment described in this Section 6.13, the parties hereto shall cooperate with each other in responding to such inquiry in a reasonable manner consistent with this Section 6.13.

26 (b) Notwithstanding anything to the contrary in this Agreement, each of the Buyer and the Seller shall be entitled to withhold and deduct (or cause to be withheld and deducted) from any amount payable under this Agreement to the other party any Tax that the Buyer or the Seller, as applicable, determines that it is required to withhold and deduct under applicable law, and any such amount withheld and deducted shall be treated for all purposes of this Agreement as being paid to the other party; provided that each of the Buyer and the Seller shall give the other party prior notice and the opportunity, in good faith, to contest and prevent or mitigate such withholding and deduction. The parties hereto shall use commercially reasonable efforts to give or cause to be given to the other party hereto such assistance and such information concerning the reasons for withholding or deduction (including, in reasonable detail, the method of calculation for the deduction or withholding thereof) as may be reasonably necessary to enable the Buyer or the Seller, as applicable, to claim exemption therefrom, or credit therefor, or relief (whether at source or by reclaim, or by claiming the benefits of an applicable tax treaty) therefrom, and, in each case, shall furnish the Buyer or the Seller, as applicable, with proper evidence of the taxes withheld and deducted and remitted to the relevant taxing authority. Each party agrees (i) to notify the other party in writing if (A) such notifying party becomes ineligible to use or deliver the Form W-9 delivered under Section 3.4 or Section 3.5, as applicable, or (B) the Form W-9 delivered under Section 3.4 or Section 3.5, as applicable, ceases to be accurate or complete, and (ii) to provide (to the extent it is legally eligible to do so) any additional Tax forms that a party may reasonably request. ARTICLE 7 CONFIDENTIALITY Section 7.1 Confidentiality. Except as provided in this Article 7, or otherwise agreed in writing by the parties, the parties hereto agree that, during the term of this Agreement and for [***] thereafter, each party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any information furnished to it by or on behalf of the other party (the “Disclosing Party”) pursuant to the Existing Confidentiality Agreement (as defined below) or this Agreement (such information, “Confidential Information” of the Disclosing Party), except for that portion of such information that: (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement or any other agreement; (d) is independently developed by the Receiving Party or any of its Affiliates, as evidenced by written records, without the use of or reference of the Confidential Information; or (e) is subsequently disclosed to the Receiving Party on a non-confidential basis by a third party that is not an Affiliate of the Receiving Party without obligations of confidentiality with respect thereto. Section 7.2 Authorized Disclosure. (a) Either party may disclose Confidential Information with the prior written consent of the Disclosing Party or to the extent such disclosure is reasonably necessary in the following situations: (i) prosecuting or defending litigation;

27 (ii) complying with applicable laws and regulations (including the Securities Act, as amended, the Securities Exchange Act of 1934, as amended, and regulations promulgated by securities exchanges); (iii) complying with a valid order of a court of competent jurisdiction or other Governmental Entity; (iv) for regulatory, tax or customs purposes; (v) for audit purposes, provided that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use at least as stringent as those imposed upon the parties hereunder prior to any such disclosure; (vi) disclosure to its Affiliates and Representatives on a need-to-know basis, provided that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use at least as stringent as those imposed upon the parties hereunder prior to any such disclosure; (vii) disclosure to its actual or potential investors and co-investors, and other sources of funding, including debt financing, or potential partners, collaborators or acquirers, and their respective accountants, financial advisors and other professional representatives, provided, that such disclosure shall be made only to the extent customarily required to consummate such investment, financing transaction partnership, collaboration or acquisition and that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non- use prior to any such disclosure; or (viii) as is necessary in connection with a permitted assignment pursuant to Section 10.3. (b) Notwithstanding the foregoing, in the event the Receiving Party is required to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 7.2(a)(i), (ii), (iii) or (iv), it will [***]. In any event, the Buyer shall not file any patent application based upon or using the Confidential Information of Seller provided hereunder. (c) The Buyer and the Seller may each issue a press release following the execution of this Agreement in substantially the form that is mutually agreed by the parties. Section 7.3 Termination of Confidentiality Agreement. Effective upon the date hereof, that certain Confidentiality Agreement, dated [***], between the Buyer and the Seller (the “Existing Confidentiality Agreement”) shall terminate and be of no further force or effect, and shall be superseded by the provisions of this Article 7. ARTICLE 8 INDEMNIFICATION Section 8.1 General Indemnity. Subject to Section 8.3, from and after the Closing: (a) the Seller hereby agrees to indemnify, defend and hold harmless the Buyer and its Affiliates and its and their directors, managers, trustees, officers, agents and employees (the “Buyer Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Buyer Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Seller in this Agreement or (ii) any breach of any of the covenants or agreements of the Seller in this Agreement; provided, however, that the foregoing shall exclude any indemnification to any Buyer Indemnified Party (A) that results from the gross negligence, willful misconduct, or fraud of any Buyer Indemnified Party, (B) for any

28 matter in respect of which any Seller Indemnified Party would be entitled to indemnification under Section 8.1(b), or (C) to the extent resulting from acts or omissions of the Seller that are in accordance with specific written instructions from the Buyer; and (b) the Buyer hereby agrees to indemnify, defend and hold harmless the Seller and its Affiliates and its and their directors, officers, agents and employees (the “Seller Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Seller Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Buyer in this Agreement or (ii) any breach of any of the covenants or agreements of the Buyer in this Agreement; provided, however, that the foregoing shall exclude any indemnification to any Seller Indemnified Party (A) that results from the gross negligence, willful misconduct, or fraud of any Seller Indemnified Party, (B) for any matter in respect of which any Buyer Indemnified Party would be entitled to indemnification under Section 8.1(a), or (C) to the extent resulting from acts or omissions of the Buyer that are in accordance with specific written instructions from the Seller. Section 8.2 Notice of Claims. If either a Buyer Indemnified Party, on the one hand, or a Seller Indemnified Party, on the other hand (such Buyer Indemnified Party on the one hand and such Seller Indemnified Party on the other hand being hereinafter referred to as an “Indemnified Party”), has suffered or incurred any Losses for which indemnification may be sought under this Article 8, the Indemnified Party shall so notify the other party from whom indemnification is sought under this Article 8 (the “Indemnifying Party”) [***]. If any claim, action, suit or proceeding is asserted or instituted by or against a Third Party with respect to which an Indemnified Party intends to claim any Loss under this Article 8, such Indemnified Party shall promptly notify the Indemnifying Party of such claim, action, suit or proceeding and tender to the Indemnifying Party the defense of such claim, action, suit or proceeding. A failure by an Indemnified Party to give notice and to tender the defense of such claim, action, suit or proceeding in a timely manner pursuant to this Section 8.2 shall not limit the obligation of the Indemnifying Party under this Article 8, except to the extent such Indemnifying Party is actually prejudiced thereby. Section 8.3 Limitations on Liability. (a) Neither the Seller nor the Buyer shall have any liability for Losses under this Agreement and the Traditional Royalty Purchase Agreement unless and until the aggregate amount of all Losses incurred by the Indemnified Party under this Agreement and the Traditional Royalty Purchase Agreement equals or exceeds [***]. (b) Except for claims arising from any breach by a party hereto of its confidentiality obligations under Article 7 or any Losses due to any fraud, gross negligence, willful misconduct, intentional misrepresentation or intentional breach, no party hereto shall be liable for any indirect, consequential (including lost profits), punitive, special or incidental damages under this Article 8 (and no claim for indemnification hereunder shall be asserted) as a result of any breach or violation of any covenant or agreement of such party (including under this Article 8) in or pursuant to this Agreement. Notwithstanding the foregoing, the Buyer shall be entitled to make indemnification claims, in accordance with the procedures set forth in this Article 8, for all such Losses that include any portion of the Revenue Participation Right that the Buyer was entitled to receive but did not receive timely or at all due to any indemnifiable events under this Agreement, and such portion of the Revenue Participation Right shall not be deemed indirect, consequential (including lost profits), punitive, special or incidental damages for any purpose of this Agreement. (c) Notwithstanding anything in this Agreement to the contrary, (i) in no event shall the Seller’s aggregate liability for all Losses (A) pursuant to Section 8.1(a)(i) of this Agreement (including Losses for breaches of representations and warranties of the Seller under any traditional royalty purchase agreement(s) entered into in accordance with Section 6.8(c)(ii) or Section 6.8(e)(ii) of this Agreement) and (B) pursuant to Section 8.1(a)(i) under the Traditional Royalty Purchase Agreement exceed in the aggregate the Losses Cap; and (ii) in no event shall the Buyer’s aggregate liability for all Losses (A) pursuant to Section 8.1(b)(i) of this Agreement (including Losses for breaches of representations and warranties of the Buyer under any traditional royalty purchase agreement(s) entered into in accordance with Section 6.8(c)(ii) or Section 6.8(e)(ii) of this Agreement) and (B) pursuant to Section 8.1(b)(i) under the Traditional Royalty Purchase Agreement exceed in the aggregate the Losses

29 Cap. Notwithstanding the foregoing, the limitations set forth in this Section 8.3(c) shall not apply to Losses arising out of any fraud, gross negligence, willful misconduct, intentional misrepresentation or intentional breach. Section 8.4 Third Party Claims. Following the receipt of notice provided by an Indemnified Party pursuant to Section 8.2 of the commencement of any action, suit or proceeding against such Indemnified Party by a Third Party with respect to which such Indemnified Party intends to claim any Loss under this Article 8, an Indemnifying Party shall have the right to defend such claim, at such Indemnifying Party’s expense and with counsel of its choice reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the defense of such claim, the Indemnified Party shall, at the request of the Indemnifying Party, use commercially reasonable efforts to cooperate in such defense; provided that the Indemnifying Party shall bear the Indemnified Party’s reasonable out-of-pocket costs and expenses incurred in connection with such cooperation. If the Indemnifying Party is conducting the defense of such claim as provided in this Section 8.4, the Indemnified Party may retain separate co-counsel at its own expense and may participate in the defense of such claim. The Indemnifying Party shall not consent to the entry of any Judgment or enter into any settlement with respect to such claim without the prior written consent of the Indemnified Party unless such Judgment or settlement (i) provides for the payment by the Indemnifying Party of money as sole relief (if any) for the claimant (other than customary and reasonable confidentiality obligations arising out of, relating to, or in connection with such claim, Judgment or settlement), (ii) results in the full and general release of the Indemnified Party from all liabilities arising out of, relating to or in connection with such claim and (iii) does not involve a finding or admission of any violation of any law, rule, regulation or Judgment, or the rights of any Person, and has no effect on any other claims that may be made against the Indemnified Party. In the event the Indemnifying Party does not or ceases to conduct the defense of such claim as so provided, (x) subject to the limitations set forth in this Section 8.4, the Indemnified Party may defend against, and consent to the entry of any Judgment or enter into any settlement with respect to, such claim in any manner it may reasonably deem to be appropriate, (y) subject to the limitations set forth in Section 8.3, the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the reasonable out-of-pocket costs of defending against such claim, including reasonable attorneys’ fees and expenses against reasonably detailed invoices, and (z) the Indemnifying Party shall remain responsible for any Losses the Indemnified Party may suffer as a result of such claim to the full extent provided in this Article 8. Section 8.5 Exclusive Remedy. Except as set forth in Section 10.10, from and after Closing, the rights of the parties hereto pursuant to (and subject to the conditions of) this Article 8 shall be the sole and exclusive remedy of the parties hereto and their respective Affiliates with respect to any claims (whether based in contract, tort or otherwise) resulting from or relating to any breach of the representations, warranties, covenants and agreements made under this Agreement or any certificate, document or instrument delivered hereunder, and each party hereto hereby waives, to the fullest extent permitted under applicable law, and agrees not to assert after Closing, any other claim or action in respect of any such breach. Notwithstanding the foregoing, claims for common law fraud shall not be waived or limited in any way by this Article 8. Section 8.6 Time Limitations. (a) The Seller shall have liability under Section 8.1(a)(i) only if, on or prior to the date that is [***] after the Closing Date, the Buyer notifies the Seller of a claim in respect of such breach, specifying the factual basis of such claim in reasonable detail (other than [***], collectively, the “Fundamental Representations” as to which any claims may be made at any time until the date that is [***] after the termination of this Agreement). (b) The Buyer shall have liability under Section 8.1(b)(i), only if, on or prior to the date that is [***] after the Closing Date, the Seller notifies the Buyer of a claim in respect of such breach, specifying the factual basis of such claim in reasonable detail (other than [***]), as to which any claims may be made at any time until the date that is [***] after the termination of this Agreement). Section 8.7 Tax Treatment for Indemnification Payments. Any indemnification payments made pursuant to this Article 8 will be treated as an adjustment to the Purchase Price for U.S. federal income tax purposes to the fullest extent permitted by applicable law.

30 ARTICLE 9 TERMINATION Section 9.1 Grounds for Termination. This Agreement may be terminated at any time by mutual written agreement of the Buyer and the Seller. Section 9.2 Automatic Termination. Unless earlier terminated as provided in Section 9.1, this Agreement shall continue in full force and effect until sixty (60) calendar days after such time as the Seller is no longer obligated to make any Royalty Payments under this Agreement, at which point this Agreement shall automatically terminate, except with respect to any rights that shall have accrued prior to such termination. Section 9.3 Survival. Notwithstanding anything to the contrary in this Article 9, the following provisions shall survive termination of this Agreement: Section 2.4 (True Sale), Section 6.1 (Disclosures), Section 6.4 (Late Fee), Section 6.6 (Inspections and Audits of the Seller) (for the period set forth therein), Section 6.13 (Tax Matters), Article 7 (Confidentiality) (for the period set forth in Section 7.1), Article 8 (Indemnification), this Section 9.3 (Survival) and Article 10 (Miscellaneous). Termination of this Agreement shall not relieve any party hereto of liability in respect of breaches under this Agreement by such party on or prior to termination. ARTICLE 10 MISCELLANEOUS Section 10.1 Notices. All notices and other communications under this Agreement shall be in writing and shall be by email with PDF attachment, courier service or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party hereto in accordance with this Section 10.1: If to the Seller: Daré Bioscience, Inc. 3655 Nobel Drive, Suite 260 San Diego, CA 92122 Attention: [***] Email: [***] With a copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 919 Third Avenue New York, NY 10022 Attention: Richard Gervase, Esq. Email: RGervase@mintz.com If to the Buyer: XOMA (US) LLC 2200 Powell Street Suite 310 Emeryville, CA 94608 Attention: [***] Email: [***] With a copy to: Gibson, Dunn & Crutcher LLP One Embarcadero Center, Suite 2600

31 San Francisco, CA 94111 Attention: Ryan Murr; Todd Trattner Email: rmurr@gibsondunn.com; ttrattner@gibsondunn.com All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered; (ii) as of the date transmitted by email if such email is delivered prior to 5:00 P.M., San Francisco time, on a Business Day or the next Business Day after the date transmitted by email if such email is delivered on a day that is not a Business Day or after 5:00 P.M., San Francisco time, on any Business Day, provided that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such email was undeliverable; or (iii) one Business Day following sending within the United States by overnight delivery via commercial one-day overnight courier service, in all cases of (i) and (iii), with a copy emailed to the recipient at the applicable email address. Section 10.2 Expenses. Upon the Closing Date, the Seller shall promptly reimburse the Buyer for all its reasonable and documented out-of-pocket fees, costs, and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the Traditional Royalty Purchase Agreement, and to consummate the transactions contemplated hereby and thereby up to an aggregate maximum of [***] (the “Buyer Transaction Expenses”). [***]. Except for the Buyer Transaction Expenses and as otherwise provided herein, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and to consummate the transactions contemplated hereby shall be paid by the party hereto incurring such fees, costs and expenses. Section 10.3 Assignment. (a) Neither party hereto may assign in whole or in part this Agreement, any of its rights or obligations hereunder, or any of its right title or interest in or to any Product Rights, without the prior written consent of the other party hereto (such consent not to be unreasonably withheld, conditioned or delayed). (b) Notwithstanding the foregoing clause (a), the Seller may assign this Agreement and any of its right title or interest in or to any Product Rights without the Buyer’s prior written consent (a) in whole or in part with respect to a single Product, to an Affiliate of the Seller (including in connection with a bona fide internal reorganization or the transfer of any Product Rights for purposes of Developing and Commercializing the Product), provided that, in the case of an assignment by the Seller, such Affiliate is at least as creditworthy and has at least the same financial capability and resources as the Seller (taking into account the financial capability and resources of the Seller’s Subsidiaries), (b) in whole or in part with respect to a single Product to a Third Party in connection with the sale or transfer of all or substantially all of the Seller’s business or assets relating to such Product(s), whether by merger, sale of assets, reorganization, or other conveyance of title, or (c) in whole, but not in part, in connection with a Change of Control of the Seller, and, in each case of clauses (a), (b), and (c), only if upon closing any such transaction, the Seller causes such Affiliate or Third Party, as applicable, to deliver a writing to the Buyer in which it assumes all of the obligations of the Seller to the Buyer under this Agreement with respect to such Product(s), and such Affiliate or Third Party, as applicable, shall be deemed an assignee of the Seller under this Agreement with respect to such Product(s). For the avoidance of doubt, nothing in this Section 10.3 shall restrict the Seller from licensing any Product Rights pursuant to an Out-License or from transferring the Marketing Approvals for any jurisdiction to a Licensee in connection with an Out-License covering such jurisdiction, or incurring any Indebtedness or Liens in accordance with Section 6.10. (c) Notwithstanding the foregoing clause (a), following the Closing, the Buyer may assign any portion of its rights or obligations under this Agreement or this Agreement in its entirety to one or more of its Affiliates or a Third Party that [***], without the Seller’s prior written consent; provided that (i) such assignment is permitted by the Bayer Agreement any any other Out-License Agreement relating to the Products, as applicable, (ii) the Buyer causes such assignee to become a party to a Customary Intercreditor Agreement (or if a Customary Intercreditor Agreement exists, a joinder thereto) in accordance with the terms thereof, (iii) the Buyer promptly notifies the Seller of such assignment, (iv) [***], (v) the assignee complies with Section 3.5 (replacing “Buyer” wherever it appears with such assignee and replacing the “Closing” with the date that such assignee acquires an interest in the Buyer’s rights hereunder), and (vi) upon closing any such transaction, the Buyer causes the assignee

32 to deliver a writing to the Seller in which such assignee agrees to be bound by the terms of such obligations, or if this Agreement is assigned in its entirety, by the terms of this Agreement. (d) This Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns. Any purported assignment in violation of this Section 10.3 shall be null and void. Section 10.4 Amendment and Waiver. (a) This Agreement may be amended, modified or supplemented only in a writing signed by each of the parties hereto. Any provision of this Agreement may be waived only in a writing signed by the parties hereto granting such waiver. (b) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the parties hereto shall be effective to amend, modify, supplement or waive any provision of this Agreement. Section 10.5 Entire Agreement. This Agreement, the Exhibits annexed hereto and the Disclosure Schedule constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all other understandings and negotiations with respect thereto. Section 10.6 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Seller and the Buyer and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder; except that the Indemnified Parties shall be third party beneficiaries of the benefits provided for in Article 8. Section 10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Section 10.8 JURISDICTION; VENUE. (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BUYER AND THE SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BUYER AND THE SELLER HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF THE BUYER AND THE SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. THE BUYER AND THE SELLER AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BUYER OR THE

33 SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 10.1 HEREOF. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF. EACH OF THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) EACH PARTY HERETO HEREBY JOINTLY AND SEVERALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. EACH OF THE PARTIES HERETO REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY GIVEN. Section 10.9 Severability. If any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to either party hereto, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the enforceability and validity of the offending term or provision shall not be affected in any other situation or jurisdiction. Section 10.10 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto may be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, notwithstanding Section 8.5, each of the parties hereto agrees that, without posting bond or other undertaking, the other parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to seek to enforce specifically this Agreement and the terms and provisions hereof in any action, suit or other proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party hereto further agrees that, in the event of any action for specific performance in respect of such breach or violation, it shall not assert that the defense that a remedy at law would be adequate. Section 10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by email or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed. Section 10.12 Relationships of the Parties. The relationship between the Buyer and the Seller is solely that of purchaser and seller, and neither the Buyer nor the Seller has any fiduciary or other special relationship with the other party hereto or any of its Affiliates. This Agreement is not a partnership or similar agreement, and nothing contained herein shall be deemed to constitute the Buyer and the Seller as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Buyer and the Seller agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Entity. [Signature Page Follows]

[SIGNATURE PAGE TO THE SYNTHETIC ROYALTY PURCHASE AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Synthetic Royalty Purchase Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. DARÉ BIOSCIENCE, INC. By: /s/ Sabrina Johnson Name: Sabrina Martucci Johnson Title: Chief Executive Officer XOMA (US) LLC By: /s/ Bradley J. Sitko Name: Bradley Sitko Title: Chief Investment Officer